UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2026

EXLSERVICE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33089	82-0572194
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

320 Park Avenue, 29th Floor, New York, New York	10022
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (212) 277-7100

NOT APPLICABLE

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EXLS	NASDAQ

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 16, 2026, at the 2026 Annual Meeting of Stockholders of ExlService Holdings, Inc. (the “Company”), the Company’s stockholders voted on the following three proposals: (1) the election of seven members of the board of directors of the Company, (2) the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for fiscal year 2026 (“Auditor Ratification”), and (3) the approval, on a non-binding advisory basis, of the compensation of the named executive officers of the Company (“Say-on-Pay”). The results of the voting were as follows:

Proposal 1. Each of the seven nominees for election to the Company’s board of directors was duly elected to serve as a director for a term of one year, until the 2027 annual meeting of stockholders, or until his or her successor is duly elected and qualified in accordance with the by-laws of the Company. The final results of the voting were as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
Rohit Kapoor	120,399,184	1,130,533	99,183	11,310,215
Vikram Pandit	119,386,433	1,991,674	250,793	11,310,215
Thomas Bartlett	120,700,102	846,499	82,299	11,310,215
Andreas Fibig	105,034,417	16,507,747	86,736	11,310,215
Pat Geraghty	120,877,294	668,118	83,488	11,310,215
Kristy Pipes	120,660,207	886,991	81,702	11,310,215
Sarah K. Williamson	120,237,881	1,141,983	249,036	11,310,215

Proposal 2. Auditor Ratification was approved. The final results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
132,297,064	587,000	55,051	—

Proposal 3. Say-on-Pay was approved. The final results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
115,764,818	5,557,651	306,431	11,310,215

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXLSERVICE HOLDINGS, INC. (Registrant)

Date: June 16, 2026	By:	/s/ Ajay Ayyappan
	Name:	Ajay Ayyappan
	Title:	Executive Vice President, General Counsel and Secretary